American Century World Mutual Funds, Inc. Prospectus and Summary Prospectus Supplement Global Growth Fund
Supplement dated December 5, 2014 ■ Prospectus dated April 1, 2014
The following is added as the last paragraph of the Portfolio Managers section of the prospectus and summary prospectus.
Portfolio Managers
Ted Harlan, CFA, Portfolio Manager, has been a member of the team that manages the fund since 2007.

The following is added as the next to last paragraph of The Fund Management Team section of the prospectus.
Ted Harlan
Mr. Harlan, CFA, Portfolio Manager, has been a member of the team that manages the fund since joining American Century Investments in 2007 as an investment analyst. He became a portfolio manager in 2014. He has bachelor’s degrees in philosophy and English from Miami University and an MBA in finance and economics from Columbia Business School. He is a CFA charterholder.

©2014 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SPL-84115   1412